UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2025

Longeveron Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40060	47-2174146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1951 NW 7th Avenue, Suite 520, Miami, Florida 33136

(Address of principal executive offices)

Registrant’s telephone number, including area code: (305) 909-0840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	LGVN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2025, Longeveron Inc. (the “Company”) and Wa’el Hashad, Chief Executive Officer, determined that Mr. Hashad would step down from his role as Chief Executive Officer and member of the Company’s Board of Directors (the “Board”), effective immediately, so as to allow Mr. Hashad to pursue other opportunities. In connection with Mr. Hashad’s departure, the Board has appointed Than Powell, the Company’s current Chief Business Officer and head of business development, to serve as interim Chief Executive Officer, effective September 4, 2025, and until such time as a permanent successor has been identified.

Further, the Board has appointed Dr. Joshua Hare, the Company’s founder, Chief Science Officer and current Board Chair, as Executive Chairman of the Board.

Mr. Powell, age 47, has over 25 years of pharmaceutical and biotech leadership across multiple industry-leading organizations, including GSK and Eli Lilly. Prior to Longeveron, Mr. Powell led Corporate Development & Strategy for Surescripts, ultimately resulting in the company’s acquisition by TPG. Before that role, Mr. Powell was founder and CEO of Epulate, a venture-backed health technology company focused on Transplant Immunology. Mr. Powell holds a Bachelor of Arts in Economics from DePauw University and a Master of Business Administration from Stanford University, Graduate School of Business. In the role of interim Chief Executive Officer, Mr. Powell will be entitled to receive a base salary of $500,000, potential prorated target bonus payments at 60% of base salary, and an equity grant consisting of restricted stock units and stock options, subject to vesting.

There are no arrangements or understandings between Mr. Powell and any other person pursuant to which he was selected as an officer. Mr. Powell has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

9.01 Financial Statements and Exhibits

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated September 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGEVERON INC.

Date: September 3, 2025	/s/ Lisa Locklear
	Name:	Lisa Locklear
	Title:	Chief Financial Officer

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